                                                                       EXHIBIT O

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                       FOR THE MONTH ENDED JUNE 30, 2010

1.   Fund Name: Partners Small Cap Growth Fund

2.   (a)  Issuer: Ulta Salon & Fragrance Inc.

     (b)  CUSIP: 90384S303              (c)  Class of Securities: Common Stock

3.   Underwriter/Seller from whom securities were purchased: William Blair

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Wells Fargo Securities

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $9,050

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     $5,562,500

8.   Aggregate principal amount of offering: $199,718,492

9.   Purchase price (net of fees and expenses): $22.25

10.  Date offering is due to commence: 6/11/10

11.  Trade Date: 6/11/10

12.  Price at close of the first day on which any sales were made: $24.68

13.  Commission, spread or profit to be received by principal underwriters:
     4.00%

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]   No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]   No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]   No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]   No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]   No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being    [X]
     offered to the public where:

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                             [ ]

- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                [ ]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the          [ ]
     offering:

-    is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-    is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the        [ ]
     offering:

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]   No [ ]


/s/ Mai S. Shiver/Director of Business Risk and CCO
Name and Title

Wells Capital Management                July 23, 2010
Sub-advisor Firm Name                   Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                        FOR THE MONTH ENDED JUNE 30, 2010

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2.   (a) Issuer: Duke Energy Carolinas (DUK 4.30% June 15, 2020

     (b)  CUSIP: 26442CAJ               (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5.   Attach a list of the underwriting syndicates' members to this Form.

     J.P. Morgan; Barclays Capital; BBVA Securities; BNY Mellon Capital Markets, LLC; Scotia Capital; Aladdin Capital, LLC; The Williams Capital Group, L.P.
     - see attached prospectus cover

6.   Principal amount purchased by the Fund: $155,633

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $3,192,480

8.   Aggregate principal amount of offering: $448,942,500

9.   Purchase price (net of fees and expenses): $99.765

10.  Date offering is due to commence: June 2, 2010

11.  Trade Date: June 2, 2010

12.  Price at close of the first day on which any sales were made: $99.765

13.  Commission, spread or profit to be received by principal underwriters:
     $0.65

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]   No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]   No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]   No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]   No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]   No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being    [X]
     offered to the public where:

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                             [ ]

- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                [ ]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the          [ ]
     offering:

-    is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-    is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the        [ ]
     offering:

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]   No [ ]


/s/ Madalina Bal, Vice President
-------------------------------------
Name and Title

J. P. Morgan Investment Management, Inc.   July 15, 2010
Sub-advisor Firm Name                      Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

      RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                        FOR THE MONTH ENDED JUNE 30, 2010

1.   Fund Name: RiverSource Series Variable Trust - MS Global Real Fund

2.   (a) Issuer: Hudson Pacific Properties

     (b)  CUSIP: 444097109    (c)  Class of Securities: REIT / Office Properties

3.   Underwriter/Seller from whom securities were purchased: Barclays

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Morgan Stanley, Merrill Lynch

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $593,810

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     $17,000,000

8.   Aggregate principal amount of offering: $217,600,000

9.   Purchase price (net of fees and expenses): $17.00 ($15.81)

10.  Date offering is due to commence: 6/23/2010

11.  Trade Date: 6/23/2010

12.  Price at close of the first day on which any sales were made: $17.40

13.  Commission, spread or profit to be received by principal underwriters:
     $15,232.000

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]   No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]   No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]   No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]   No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]   No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being    [X]
     offered to the public where:

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                             [ ]

- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                [ ]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the          [ ]
     offering:

-    is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-    is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the        [ ]
     offering:

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]   No [ ]


/s/Ted Bigman
Name and Title

Morgan Stanley Investment Management Inc.   July 2, 2010
Sub-advisor Firm Name                       Date

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

FUND NAME (the "Portfolio"): RIVERSOURCE PARTNERS VARIABLE PORTFOLIO-SELECT VALUE FUND - SYSTEMATIC AC

SUBADVISER FIRM (the "Sub adviser"): GOLDMAN, SACHS ASSET MANAGEMENT, L.P..

1.   Name of Issuer: THE HARTFORD FINANCIAL SERVICES GROUP, INC.

2.   Date of Purchase: 18-MARCH-2010

3.   Underwriter from whom purchased: J.P MORGAN

4. "Affiliated Underwriter" managing or participating in underwriting syndicate:

          -    GOLDMAN SACHS & CO.

          -    BOFA MERRILL LYNCH

          -    CREDIT SUISSE

          -    J.P MORGAN

          -    CITI

          -    WELLS FARGO SECURITIES

          -    MORGAN STANLEY

          -    BARCLAYS CAPITAL

          -    BNY MELLON CAPITAL MARKETS, LLC.

          -    DEUTSCHE BANK SECURITIES

          -    PIPER JAFFRAY & CO.

          -    SUNTRUST ROBINSON HUMPHREY

          -    UBS INVESTMENT BANK

6.   Is a list of the underwriting syndicate's members attached? YES

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $23,754.00

8.   Aggregate principal amount of offering $1,450,000,000

9.   Purchase price (net of fees and expenses): $27.75

10.  Date offering commenced 17-MARCH-2010

11.  Offering price at close of first day on which any sales were made $28.58

12.  Commission, spread or profit $0.888

13.  Have the following conditions been satisfied?

          a.   The securities are:

                    Part of an issue registered under the Securities Act of 1933 that is being offered to the public; YES

                    Eligible Municipal Securities; NO

                    Sold in an Eligible Foreign Offering; or NO

                    Sold in an Eligible Rule 144A offering? NO

          (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

          b.        (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); YES

           OR

                    (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates? NA

     c.   The underwriting was a firm commitment underwriting? YES

     d. The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment for comparison of spread with comparable recent offerings)? YES

     e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years? YES

     f.             (1)  The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering; YES

                         OR

                    (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

                         (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus NA

                         (ii) The principal amount of the offering of such class
                              in any concurrent public offering? NA

     g.             (1)  No affiliated underwriter of the Fund was a direct or indirect participant in or beneficiary of the sale; YES OR

                    (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? NA

     h. Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors? YES

Date: April 29, 2010


/s/ Stacey DeMatteis
Goldman Sachs Asset Management, L.P.
Stacey DeMatteis, Portfolio Manager

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                       FOR THE MONTH ENDED JUNE 30, 2010

1.   Fund Name: Partners Small Cap Growth Fund

2.   (a) Issuer: Oasis Petroleum Inc.

     (b)  CUSIP: 674211508              (c)  Class of Securities: Common Stock

3.   Underwriter/Seller from whom securities were purchased: UBS Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Wells Fargo Securities

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $638,200

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     $6,300,000

8.   Aggregate principal amount of offering: $588,000,000

9.   Purchase price (net of fees and expenses): $14.00

10.  Date offering is due to commence: 6/17/10

11.  Trade Date: 6/17/10

12.  Price at close of the first day on which any sales were made:: $14.88

13.  Commission, spread or profit to be received by principal underwriters:
     6.00%

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]   No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]   No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]   No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]   No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]   No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being    [X]
     offered to the public where:

- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                             [ ]

- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                [ ]

- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and

- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the          [ ]
     offering:

-    is part of a public offering conducted under the laws of a foreign country;

- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;

-    is offered at a fixed price to all purchasers in the offering;

- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;

- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the        [ ]
     offering:

- is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;

- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);

- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and

- the issuer (including predecessors) has been in continuous operation for at least three years.

     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]   No [ ]


/s/ Mai S. Shiver/Director of Business Risk and CCO
Name and Title

Wells Capital Management                              July 23, 2010
Sub-advisor Firm Name                                 Date